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CUSIP  No.  45767J106                                    Exhibit 1,  Page 1 of 1


                                    EXHIBIT 1

                           JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13D/A-1(f)1

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D/A, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D/A, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

                                 DANRO CORPORATION


                                 By:      /s/ ROBERT ALPERT
                                     -------------------------------------------
                                          Robert Alpert, President



                                 MARKUS VENTURES, L.P.
                                 JAMES VENTURES, L.P.
                                 By: DANRO CORPORATION,
                                      as their Managing General Partner


                                 By:      /s/ ROBERT ALPERT
                                     -------------------------------------------
                                          Robert Alpert, President



                                 MARKUS INVESTMENTS, INC.
                                 JAMES INVESTMENTS, INC.


                                 By:      /s/ ROBERT ALPERT
                                     -------------------------------------------
                                          Robert Alpert, Chairman



                                 /s/ ROBERT ALPERT
                                 -----------------------------------------------
                                 Robert Alpert, Individually